UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 8, 2020
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001670601

Citigroup Commercial Mortgage Trust 2016-GC37

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number: 0001592182)

The Bank of New York Mellon

(Central Index Key Number: 0001497973)

KGS-Alpha Real Estate Capital Markets, LLC

(Central Index Key Number: 0001765483)

Goldman Sachs Mortgage Company

(Central Index Key Number: 0001541502)

RAIT Funding, LLC

(Central Index Key Number: 0001587045)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-03 (Commission File Number of the issuing entity)	81-6481485 81-6487656 81-6477537 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02 Change of Servicer or Trustee.

The Sheraton Denver Downtown Fee Mortgage Loan, the Austin Block 21 Mortgage Loan, the 5 Penn Plaza Mortgage Loan and the Park Place Mortgage Loan, each an asset of the Citigroup Commercial Mortgage Trust 2016-GC37 (the “Issuing Entity”), are being serviced pursuant to the pooling and servicing agreement, dated as of February 1, 2016 (the “CGCMT 2016-GC36 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36. The CGCMT 2016-GC36 PSA was filed as Exhibit 4.2 to the Current Report on Form 8-K with respect to the Issuing Entity, dated April 26, 2016 and filed with the Securities and Exchange Commission on April 26, 2016 under Commission File No. 333-207132-03.

Pursuant to Section 6.08(a) of the CGCMT 2016-GC36 PSA, the controlling class representative under the CGCMT 2016-GC36 PSA terminated Wells Fargo Bank, National Association (“Wells Fargo”) as special servicer under the CGCMT 2016-GC36 PSA, and appointed Greystone Servicing Company LLC (“Greystone Servicing”) as the successor special servicer under the CGCMT 2016-GC36 PSA. The termination of Wells Fargo as special servicer under the CGCMT 2016-GC36 PSA and the appointment of Greystone Servicing as successor special servicer under the CGCMT 2016-GC36 PSA is effective as of December 8, 2020.  A copy of the related Assumption of Obligations dated November 23, 2020 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of April 1, 2016 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated April 26, 2016 and filed with the Securities and Exchange Commission on April 26, 2016 under Commission File No. 333-207132-03.

The Outside Special Servicer with respect to the Sheraton Denver Downtown Fee Mortgage Loan, the Austin Block 21 Mortgage Loan, the 5 Penn Plaza Mortgage Loan and the Park Place Mortgage Loan

As of December 8, 2020,  Greystone Servicing Company LLC, a Delaware limited liability company (“Greystone Servicing”),  has been named as the Special Servicer (as defined in the CGCMT 2016-GC36 PSA) under the CGCMT 2016-GC36 PSA and has assumed all of the duties, responsibilities and liabilities of the Special Servicer (as defined in the CGCMT 2016-GC36 PSA) under the CGCMT 2016-GC36 PSA. The principal place of business of Greystone Servicing is located at 419 Belle Air Lane, Warrenton, Virginia 20186, and the principal commercial mortgage special servicing offices of Greystone Servicing are located at 5221 N. O’Connor Blvd. Suite 800, Irving, Texas  75039.

Greystone Servicing, which is 100% indirectly owned by Stephen Rosenberg, provides primary and special loan servicing for third party portfolio owners, commercial mortgage backed securities trusts, government agencies, collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”).  Greystone Servicing provides primary servicing for its affiliates’ various lending platforms, governmental agencies, and CLOs.  Greystone Servicing has a special servicer rating of CSS2+ from Fitch Ratings Inc. and a special servicing rating of MOR CS1 from Morningstar Credit Ratings, LLC. Greystone Servicing is also on S&P Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P Global Ratings.

As of October 31, 2020, Greystone Servicing was the named special servicer for approximately 96 transactions representing approximately 1,376 first mortgage loans, with an aggregate stated principal balance of approximately $15,511,609,585.34. Of those 96 transactions, 85 are commercial mortgage-backed securities transactions representing approximately 899 first mortgage loans, with an aggregate stated principal balance of approximately $13,759,753,544.70. The remaining eleven transactions are made up of one CDO, one CLO and nine SBL Freddie Mac securitizations.  The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States. With respect to such transactions as of such date, Greystone Servicing or its predecessor entity was administering approximately 145 assets with a stated principal balance of approximately $3,821,213,429.47. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since 2002) and through October 31, 2020, Greystone Servicing (including C-III Asset Management LLC (“C3AM”) and C3AM’s predecessor entities’, which was acquired by an affiliate of Greystone Servicing as of January 1, 2020, and the assets of which were subsequently transferred to Greystone Servicing as of August 26, 2020) has resolved or participated in the resolution of 4,576 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $55,702,954,883.86.

Greystone Servicing has detailed policies, operating procedures and controls across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Greystone Servicing servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually.  Greystone Servicing also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to Greystone Servicing’s policies and procedures relating to the servicing function Greystone Servicing will perform under the CGCMT 2016-GC36 PSA for assets of the same types as are included in this transaction.

Greystone Servicing will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans (as defined in the CGCMT 2016-GC36 PSA) or any Serviced Companion Loans (as defined in the CGCMT 2016-GC36 PSA). Greystone Servicing may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans (as defined in the CGCMT 2016-GC36 PSA), or  Serviced Companion Loans (as defined in the CGCMT 2016-GC36 PSA), or otherwise. To the extent that Greystone Servicing has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the CGCMT 2016-GC36 PSA and the Servicing Standard (as defined in the CGCMT 2016-GC36 PSA).

There are, to the current actual knowledge of Greystone Servicing, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the CGCMT 2016-GC36 PSA, and Greystone Servicing’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by Greystone Servicing in connection with special servicing of commercial mortgage–backed securitization pools generally.

Greystone Servicing has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which Greystone Servicing was acting as special servicer as a result of any action or inaction of Greystone Servicing as special servicer, including as a result of Greystone Servicing’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.  Greystone Servicing does not believe that its financial condition will have any adverse effect on the performance of its duties under the CGCMT 2016-GC36 PSA, and therefore Greystone Servicing believes its financial condition will not have a material impact on pool performance or performance of the certificates issued under the Citigroup Commercial Mortgage Trust 2016-GC37 transaction.

Greystone Servicing (including C3AM and its predecessor entities as described above) has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage backed securities transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by Greystone Servicing and its predecessors as special servicer in commercial mortgage backed securities transactions from 2017 through October 31, 2020.

Portfolio Size – CMBS Special Servicing	2017	2018	2019	10/31/2020
Total	$9.4 billion	$7.1 billion	$3.7 billion	$3.8 billion

Greystone Servicing may enter into one or more arrangements with a Controlling Class Certificateholder, the Controlling Class Representative, a Companion Loan Holder (each as defined in the CGCMT 2016-GC36 PSA) or any person with the right to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer’s compensation in consideration of, among other things, Greystone Servicing’s appointment as special servicer under the CGCMT 2016-GC36 PSA and/or any related Co-Lender Agreement (as defined in the CGCMT 2016-GC36 PSA).

Greystone Servicing does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.  In certain instances, Greystone Servicing may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

Greystone Servicing occasionally engages consultants to perform property inspections on a property and its local market.  It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, Greystone Servicing is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Greystone Servicing does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the CGCMT 2016-GC36 PSA. There are currently no legal proceedings pending against Greystone Servicing, or to which any property of Greystone Servicing is subject, that are material to the certificateholders of the Citigroup Commercial Mortgage Trust 2016-GC37 transaction and Greystone Servicing has no actual knowledge of any proceedings contemplated by governmental authorities.

Greystone Servicing is not an affiliate of the Depositor, Master Servicer, Certificate Administrator, Operating Advisor, Asset Representations Reviewer, any originator or any other material party related to the Citigroup Commercial Mortgage Trust 2016-GC37 transaction.

The information above set forth under this “The Outside Special Servicer with respect to the Sheraton Denver Downtown Fee Mortgage Loan, the Austin Block 21 Mortgage Loan, the 5 Penn Plaza Mortgage Loan and the Park Place Mortgage Loan” heading has been provided by Greystone Servicing.

A description of additional material terms of the CGCMT 2016-GC36 PSA regarding the role of the special servicer, including limitations on the special servicer’s liability under the CGCMT 2016-GC36 PSA and terms regarding the special servicer’s removal, replacement, resignation or transfer, is included under the heading “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans— Servicing of the Sheraton Denver Downtown Fee Mortgage Loan, the Austin Block 21 Mortgage Loan, the 5 Penn Plaza Mortgage Loan and the Park Place Mortgage Loan” in the Prospectus with respect to the Issuing Entity, dated April 13, 2016 and filed with the Securities and Exchange Commission on April 26, 2016 under Commission File No. 333-207132-03.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Assumption of Obligations dated November 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: December 8, 2020

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